Ivy Government Money Market Fund
Summary Prospectus | July 29, 2016, as supplemented October 14, 2016

SHARE CLASS (TICKER): CLASS A SHARES (WRAXX)  |  CLASS B SHARES (WRBXX)  |  CLASS C SHARES (WRCXX)  |  CLASS E SHARES (IVEXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 29, 2016 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide current income consistent with maintaining liquidity and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	$20	[2]

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	None	1.00%	1.00%	None
Other Expenses	0.25%	0.29%	0.21%	0.32%
Total Annual Fund Operating Expenses[3]	0.60%	1.64%	1.56%	0.67%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares if they were exchanged from Class A shares of another Ivy Fund (or, in certain circumstances, Waddell & Reed Advisors Funds) that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within twelve months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]	The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because (a) it has been restated to reflect a change in the Fund’s management fee structure and (b) the Fund has a voluntary waiver that is not reflected above.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$61	$192	$335	$750
Class B Shares	567	817	992	1,665
Class C Shares	159	493	850	1,856
Class E Shares	88	274	473	1,035

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$61	$192	$335	$750
Class B Shares	167	517	892	1,665
Class C Shares	159	493	850	1,856
Class E Shares	88	274	473	1,035

Principal Investment Strategies

Ivy Government Money Market Fund seeks to achieve its objective by investing, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. The Fund also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are fully collateralized by government securities. The Fund’s investments in government securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, a dollar-weighted average life of 120 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Ivy Investment Management Company (IICO), the Fund’s investment manager, selects securities for the Fund in compliance with the maturity, quality, diversification and liquidity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). IICO may look at a number of factors in selecting securities for the Fund, including the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. “Government money market funds” are exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. While the Board of Trustees of Ivy Funds (Board) may elect in the future to subject the Fund to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not intended as a complete investment program. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Amortized Cost Risk. In the event that the Board of Trustees (Board) determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. U.S. government securities generally have the least credit risk, but are not completely free from credit risk. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

■	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■	Money Market Fund Regulatory Risk. In accordance with amendments to money market fund rules adopted by the Securities and Exchange Commission, the Fund has converted to a “government money market fund.” This conversion may require additional changes to the Fund’s investment strategies and operations and may negatively affect the Fund’s expenses, operations, returns and liquidity. The conversion of money market funds to “government money market funds,” in general, could lead to supply issues within the U.S. Treasury securities market as demand increases for U.S. government securities.

■	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities.

■	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■	Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income to decline and may impact the Fund’s performance.

■	U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund).

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Effective October 14, 2016, the Fund changed its name and investment strategy to reflect that it is classified as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. Performance prior to October 14, 2016 reflects the Fund’s former investment strategy as a prime money market fund, which permitted investments in certain types of securities that, as a government money market fund, the Fund is no longer permitted to hold.

The Fund’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s most recent 7-day yield.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.20% (the fourth quarter of 2006) and the lowest quarterly return was 0.00% (the second and third quarters of 2010, and the first, second, third and fourth quarters of 2011, 2012, 2013, 2014 and 2015). As of December 31, 2015, the 7-day yield was equal to 0.02%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented. The Class A return for the year through June 30, 2016 was 0.02%.

Average Annual Total Returns

as of December 31, 2015	1 Year	5 Years	10 Years (or Life of Class)
Class A	0.02%	0.02%	1.16%
Class B	-3.98%	-0.18%	0.82%
Class C (Class C shares of the Fund are not available for direct investments. However, you may continue to exchange into Class C shares from another Ivy Fund.)	0.02%	0.02%	0.83%
Class E (began on 04-02-2007)	0.02%	0.02%	0.70%

Index	1 Year	5 Years	10 Years
Lipper Money Market Funds Universe Average (net of fees and expenses)	0.01%	0.01%	1.12%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mira Stevovich, Vice President of IICO, has managed the Fund since June 2000.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472) or internet (www.ivyinvestments.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Ivy Distributors, Inc. (IDI), the Fund’s distributor, may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WRAXX